UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21485

Cohen & Steers Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1. Reports to Stockholders.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2016. The net asset value (NAV) at that date was $22.00 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at year end, the Fund's closing price on the NYSE was $19.36.

The total returns for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2016	Year Ended December 31, 2016
Cohen & Steers Infrastructure Fund at NAV[a]	–4.95%	9.22%
Cohen & Steers Infrastructure Fund at Market Value[a]	–4.05%	11.93%
Blended Benchmark[b]	–2.72%	9.17%
S&P 500 Index[b]	7.82%	11.96%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

Cohen & Steers Infrastructure Fund, Inc. (the Fund), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular cash distributions to its shareholders (the Plan). On September 15, 2016, the Board of Directors of the Fund approved a change in the frequency of the Fund's cash distributions to shareholders from quarterly to monthly, effective October 1, 2016. The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The Blended Benchmark is represented by the performance of the 80% FTSE Global Core Infrastructure 50/50 Net Tax Index (FTSE 50/50) / 20% BofA Merrill Lynch Fixed-Rate Preferred Securities Index. The FTSE 50/50 is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites, and telecommunication towers. The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.134 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund's investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Fund's Plan. The Fund's total return based on net asset value is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board of Directors may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above net asset value) or widening an existing trading discount.

Fair Value Policy

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

Market Review

Global listed infrastructure produced a strong total return in 2016 and performed well compared with the broader global equity market. Markets initially tumbled amid concerns about slowing global growth, accompanied by declining crude oil prices, which reached a 13-year low in February. Stocks moved higher into June, aided by a rebound in oil, generally better economic data and further monetary stimulus announcements by several central banks. Equities were rattled mid-period when the U.K. unexpectedly voted in favor of leaving the European Union (Brexit), but began to recover again as the initial shock of Brexit wore off.

Late in the year, several forces combined to influence infrastructure stocks, most notably a sharp rise in interest rates, the outcome of the U.S. presidential election and an agreement reached by the Organization of the Petroleum Exporting Countries (OPEC) to cut production. President-elect Trump's commitment to increased infrastructure spending, lower taxes, less regulation and a pro-business attitude in government drove up the broader equity markets, with some indexes hitting all-time highs. The impact of these developments on infrastructure securities varied widely by subsector.

For the year, midstream energy companies were positive standouts, with sentiment improving amid higher oil prices as well as a belief that a new U.S. administration will ease regulations on drilling and

COHEN & STEERS INFRASTRUCTURE FUND, INC.

ease the pipeline approval process. Both could bode well for a resumption of shale oil production growth in North America, as well as the continued infrastructure build to support that growth.

Electric utilities were strong performers in the first half of the year, favored for their above-average yields and defensive characteristics. However, they gave back some gains late in the period when rising bond yields and expectations of improving economic growth reduced the group's appeal. Transportation subsectors were mixed; railways outperformed, while airports and marine ports underperformed.

Fund Performance

The Fund had a positive total return for the year and outperformed its blended benchmark on both a NAV and market price basis. Contributors to relative performance included our underweight in marine ports, which struggled amid tepid global trade data. Stock selection in the electric utilities subsector contributed to relative returns as well. The Fund's allocation to preferred securities also helped performance, due mainly to favorable security selection.

Factors that detracted from relative performance included our stock selection and overweight allocation in the communications subsector. Eutelsat Communications declined after warning that its 2017 earnings would be 20% to 30% below prior guidance due to competitive pressures in its data and video businesses. Stock selection in midstream energy also detracted. We did not own Spectra Energy and Oneok, two of the more commodity-price-levered names that had sizable gains in the period. Our overweight and stock selection in gas distribution companies additionally hindered performance, in part due to our overweight in Spain-based Enagas, which lost ground late in the period when bond yields rose.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to Fund's performance during the 12-month period ended December 31, 2016.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund's investments in foreign securities modestly detracted from absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund's investments denominated in foreign currencies are subject to foreign currency risk. Most currencies depreciated against the U.S. dollar, with particular weakness seen in the U.K. pound. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a net headwind for absolute returns.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Sincerely,

ROBERT S. BECKER	BEN MORTON
Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of December 31, 2016, leverage represented 31% of the Fund's managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods expiring in 2017, 2018 and 2019a (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in portions of the Fund's leveraging costs for the various terms partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsb,c

Leverage (as a % of managed assets)	31%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Financing	1.9%[a]
Weighted Average Term on Financing	4.4 years[a]

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  On February 24, 2015, the Fund amended its credit agreement to extend the fixed rate financing terms by three years expiring in 2020, 2021 and 2022. The weighted average rate on financing does not include the three year extension and will increase as the extended fixed-rate tranches become effective. The weighted average term of financing includes the three year extension.

b  Data as of December 31, 2016. Information is subject to change.

c  See Note 6 in Notes to Financial Statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

December 31, 2016

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
NextEra Energy	$101,250,951	3.7
Crown Castle International Corp.	93,449,989	3.4
TransCanada Corp.	89,529,040	3.3
Union Pacific Corp.	87,567,920	3.2
American Tower Corp.	86,185,633	3.2
PG&E Corp.	80,835,768	3.0
Transurban Group	76,177,084	2.8
Sempra Energy	70,203,445	2.6
Kinder Morgan	67,335,811	2.5
CMS Energy Corp.	64,971,733	2.4

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2016

		Number of Shares/Units	Value
COMMON STOCK	115.5%
AUSTRALIA	6.0%
ELECTRIC—REGULATED ELECTRIC	1.1%
Spark Infrastructure Group		11,618,785	$19,955,581
PIPELINES—C-CORP	0.9%
APA Group[a]		2,664,106	16,476,275
TOLL ROADS	4.0%
Transurban Group[a]		10,228,641	76,177,084
TOTAL AUSTRALIA			112,608,940
BRAZIL	1.9%
WATER
Cia de Saneamento Basico do Estado de Sao Paulo[a]		4,062,536	35,935,850
CANADA	10.4%
PIPELINES—C-CORP	7.9%
Enbridge[a]		425,140	17,890,299
Keyera Corp.		513,951	15,487,623
Pembina Pipeline Corp.		778,353	24,324,800
TransCanada Corp.[a]		1,985,566	89,529,040
			147,231,762
RAILWAYS	2.5%
Canadian National Railway Co.		273,736	18,422,362
Canadian Pacific Railway Ltd.[a]		204,391	29,161,092
			47,583,454
TOTAL CANADA			194,815,216
CHINA	2.0%
AIRPORTS	0.8%
Beijing Capital International Airport Co., Ltd., Class H (HKD)		14,414,000	14,572,926
TOLL ROADS	1.2%
Jiangsu Expressway Co., Ltd., Class H (HKD)		18,390,000	23,240,957
TOTAL CHINA			37,813,883
FRANCE	1.1%
RAILWAYS
Groupe Eurotunnel SE		2,098,155	19,952,707

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares/Units	Value
GERMANY	0.8%
ELECTRIC—REGULATED ELECTRIC
Innogy SE, 144Ab,c		440,864	$15,319,138
HONG KONG	2.7%
ELECTRIC—REGULATED ELECTRIC	2.1%
Power Assets Holdings Ltd.[a]		4,421,000	38,967,741
MARINE PORTS	0.6%
COSCO SHIPPING Ports Ltd. (Bermuda)		11,790,000	11,843,975
TOTAL HONG KONG			50,811,716
ITALY	5.3%
COMMUNICATIONS—TOWERS	0.9%
Ei Towers S.p.A.[a,c]		315,136	16,984,476
GAS DISTRIBUTION	1.3%
Snam S.p.A.[a]		5,968,161	24,589,263
TOLL ROADS	3.1%
Atlantia S.p.A.[a]		2,477,633	58,055,892
TOTAL ITALY			99,629,631
JAPAN	7.3%
ELECTRIC—INTEGRATED ELECTRIC	2.5%
Chugoku Electric Power Co. (The)[a]		2,211,000	25,936,094
Kansai Electric Power Co. (The)[c]		978,800	10,702,943
Tohoku Electric Power Co.		904,300	11,428,031
			48,067,068
GAS DISTRIBUTION	0.9%
Tokyo Gas Co., Ltd.[a]		3,574,000	16,173,592
RAILWAYS	3.9%
Central Japan Railway Co.[a]		238,699	39,274,283
West Japan Railway Co.		544,600	33,423,878
			72,698,161
TOTAL JAPAN			136,938,821
MEXICO	3.8%
AIRPORTS	1.6%
Grupo Aeroportuario del Pacifico SAB de CV, B Shares		3,751,821	30,840,381

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares/Units	Value
PIPELINES—C-CORP	1.2%
Infraestructura Energetica Nova SAB de CV		4,956,912	$21,592,702
TOLL ROADS	1.0%
OHL Mexico SAB de CVa		19,221,542	18,906,602
TOTAL MEXICO			71,339,685
NEW ZEALAND	1.9%
AIRPORTS
Auckland International Airport Ltd.[a]		8,083,747	35,098,626
SINGAPORE	0.4%
MARINE PORTS
Hutchison Port Holdings Trust (USD)		15,891,600	6,912,846
SPAIN	3.2%
COMMUNICATIONS—TOWERS	0.9%
Cellnex Telecom SAU, 144Ab		1,234,887	17,763,193
GAS DISTRIBUTION	0.8%
Enagas SA		613,890	15,589,854
TOLL ROADS	1.5%
Abertis Infraestructuras SA		1,188,019	16,626,311
Ferrovial SA		605,506	10,832,377
			27,458,688
TOTAL SPAIN			60,811,735
SWITZERLAND	1.8%
AIRPORTS
Flughafen Zuerich AGa		178,245	33,065,384
UNITED KINGDOM	2.7%
ELECTRIC—REGULATED ELECTRIC	1.8%
National Grid PLC[a]		2,875,806	33,726,062
WATER	0.9%
United Utilities Group PLC[a]		1,615,500	17,938,386
TOTAL UNITED KINGDOM			51,664,448

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares/Units	Value
UNITED STATES	64.2%
COMMUNICATIONS—TOWERS	10.2%
American Tower Corp.[a]		815,534	$86,185,633
Crown Castle International Corp.[a]		1,076,985	93,449,989
SBA Communications Corp., Class Ac		108,124	11,164,884
			190,800,506
DIVERSIFIED	0.7%
Macquarie Infrastructure Co. LLC[a,d]		151,211	12,353,939
ELECTRIC	27.6%
INTEGRATED ELECTRIC	6.9%
Dominion Resources[a,d]		120,758	9,248,855
NextEra Energy[a,d]		847,572	101,250,951
Pattern Energy Group[a,d]		1,042,040	19,788,340
			130,288,146
REGULATED ELECTRIC	20.7%
Alliant Energy Corp.[a,d]		711,385	26,954,378
CMS Energy Corp.[a,d]		1,561,070	64,971,733
DTE Energy Co.[a,d]		314,260	30,957,752
Edison International[a,d]		798,117	57,456,443
Great Plains Energy[a,d]		773,399	21,152,463
PG&E Corp.[a,d]		1,330,192	80,835,768
WEC Energy Group[a,d]		836,343	49,051,517
Xcel Energy[a,d]		1,388,445	56,509,711
			387,889,765
TOTAL ELECTRIC			518,177,911
GAS DISTRIBUTION	7.1%
Atmos Energy Corp.[a,d]		635,845	47,147,907
NiSource[a,d]		749,147	16,586,114
Sempra Energy[a,d]		697,570	70,203,445
			133,937,466

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares/Units	Value
PIPELINES	10.0%
PIPELINES—C-CORP	8.6%
Cheniere Energy[a,c,d]		510,180	$21,136,757
Kinder Morgan[a,d]		3,251,367	67,335,811
SemGroup Corp., Class Aa,d		327,609	13,677,676
Targa Resources Corp.[a,d]		297,134	16,660,303
Williams Cos. (The)[a,d]		1,371,427	42,706,237
			161,516,784
PIPELINES—MLP	1.4%
Noble Midstream Partners LPa,c		312,139	11,237,004
Rice Midstream Partners LP		630,900	15,507,522
			26,744,526
TOTAL PIPELINES			188,261,310
RAILWAYS	6.7%
CSX Corp.[a,d]		1,059,233	38,058,242
Union Pacific Corp.[a,d]		844,598	87,567,920
			125,626,162
WATER	1.9%
American Water Works Co.[a,d]		484,540	35,061,314
TOTAL UNITED STATES			1,204,218,608
TOTAL COMMON STOCK (Identified cost—$1,832,203,640)			2,166,937,234
PREFERRED SECURITIES—$25 PAR VALUE	8.1%
UNITED KINGDOM	0.2%
BANKS—FOREIGN
National Westminster Bank PLC, 7.763%, Series C (USD)[a]		110,457	2,831,013

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares/Units	Value
UNITED STATES	7.9%
BANKS	3.5%
Bank of America Corp., 6.20%, Series CC		112,525	$2,834,505
Bank of America Corp., 6.00%, Series EE		150,000	3,735,000
Bank of America Corp., 6.50%, Series Ya		214,496	5,473,938
BB&T Corp., 5.625%		205,117	4,982,292
Capital One Financial Corp., 6.70%, Series D		145,825	3,785,617
Citigroup, 6.875%, Series K		160,000	4,376,000
Citigroup, 6.30%, Series S		167,743	4,243,898
Huntington Bancshares, 6.25%, Series D		123,494	3,124,398
JPMorgan Chase & Co., 6.10%, Series AAa,d		196,847	4,992,040
JPMorgan Chase & Co., 6.125%, Series Ya		200,000	5,070,000
Regions Financial Corp., 6.375%, Series Ba		196,497	5,213,065
Wells Fargo & Co., 5.85%[a]		260,000	6,562,400
Wells Fargo & Co., 6.00%, Series Ta		150,000	3,762,000
Wells Fargo & Co., 5.70%, Series Wa,d		170,971	4,041,754
Wells Fargo & Co., 5.50%, Series X		150,000	3,436,500
			65,633,407
ELECTRIC	1.0%
INTEGRATED ELECTRIC	0.8%
Integrys Holdings, 6.00%, due 8/1/73[a]		234,338	6,107,434
NextEra Energy Capital Holdings, 5.25%, due 6/1/76, Series Ka		183,056	4,041,877
Southern Co./The, 6.25%, due 10/15/75[a,d]		200,000	5,220,000
			15,369,311
REGULATED ELECTRIC	0.2%
DTE Energy Co., 5.375%, due 6/1/76, Series Ba		176,011	3,967,288
TOTAL ELECTRIC			19,336,599
FINANCIAL	0.9%
DIVERSIFIED FINANCIAL SERVICES	0.3%
KKR & Co. LP, 6.75%, Series Aa		112,000	2,831,360
State Street Corp., 5.35%, Series G		78,000	1,951,560
			4,782,920

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares/Units	Value
INVESTMENT BANKER/BROKER	0.6%
Charles Schwab Corp./The, 5.95%, Series Da		115,000	$2,873,850
Morgan Stanley, 6.875%		197,745	5,347,025
Morgan Stanley, 6.375%, Series I		125,000	3,216,250
			11,437,125
TOTAL FINANCIAL			16,220,045
INDUSTRIALS—CHEMICALS	0.5%
CHS, 7.10%, Series II		213,756	5,666,671
CHS, 6.75%[a]		167,931	4,413,227
			10,079,898
INSURANCE	0.3%
LIFE/HEALTH INSURANCE	0.1%
Prudential Financial, 5.75%, due 12/15/52		73,926	1,830,408
MULTI-LINE	0.2%
Hanover Insurance Group/The, 6.35%, due 3/30/53		82,237	2,055,925
Hartford Financial Services Group, 7.875%, due 4/15/42[a]		83,768	2,482,046
			4,537,971
TOTAL INSURANCE			6,368,379
INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
Qwest Corp., 6.50%, due 9/1/56		50,000	1,142,500
REAL ESTATE—DIVERSIFIED	0.7%
Coresite Realty Corp., 7.25%, Series Aa		99,000	2,502,720
Retail Properties of America, 7.00%		99,400	2,475,060
Saul Centers, 6.875%, Series C		79,140	1,988,788
VEREIT, 6.70%, Series Fa		247,888	6,269,088
			13,235,656
TECHNOLOGY—SOFTWARE	0.2%
eBay, 6.00%, due 2/1/56[a]		145,400	3,771,676

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares/Units	Value
UTILITIES	0.7%
Dominion Resources, 5.25%, due 7/30/76, Series A		179,306	$3,980,593
Entergy New Orleans, 5.50%, due 4/1/66		79,826	1,863,937
SCE Trust IV, 5.375%, Series J		161,918	3,996,136
SCE Trust V, 5.45%, Series K		124,800	3,152,448
			12,993,114
TOTAL UNITED STATES			148,781,274
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$150,950,271)			151,612,287
		Principal Amount/Shares
PREFERRED SECURITIES—CAPITAL SECURITIES	17.3%
AUSTRALIA	0.7%
BANKS—FOREIGN	0.3%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75%, 144A (USD)[b]		4,000,000	4,233,908
INSURANCE—PROPERTY CASUALTY	0.3%
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (USD)		4,000,000	4,218,000
QBE Insurance Group Ltd., 5.875%, due 6/17/46, Series EMTN (USD)		1,800,000	1,817,384
			6,035,384
MATERIAL—METALS & MINING	0.1%
BHP Billiton Finance USA Ltd., 6.75%, due 10/19/75, 144A (USD)[b]		2,000,000	2,250,000
TOTAL AUSTRALIA			12,519,292
CANADA	0.8%
PIPELINES	0.3%
Transcanada Trust, 5.625%, due 5/20/75 (USD)		2,000,000	2,025,000
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (USD)		3,790,000	3,951,075
			5,976,075
UTILITIES—ELECTRIC UTILITIES	0.5%
Emera, 6.75%, due 6/15/76, Series 16-A (USD)[a,d]		8,250,000	8,868,750
TOTAL CANADA			14,844,825

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Principal Amount/Shares	Value
FRANCE	1.1%
BANKS—FOREIGN	0.9%
BNP Paribas, 7.195%, 144A (USD)[a,b]		3,000,000	$3,277,500
BNP Paribas SA, 7.625%, 144A (USD)[b]		5,800,000	6,134,080
Credit Agricole SA, 8.125%, 144A (USD)[a,b]		4,950,000	5,228,338
Societe Generale SA, 7.375%, 144A (USD)[a,b]		2,600,000	2,602,132
			17,242,050
INSURANCE—LIFE/HEALTH INSURANCE	0.2%
La Mondiale Vie, 7.625% (USD)		3,250,000	3,440,938
TOTAL FRANCE			20,682,988
GERMANY	0.2%
BANKS—FOREIGN
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (USD)[a,b]		4,000,000	4,645,000
ITALY	0.5%
UTILITIES—ELECTRIC UTILITIES
Enel SpA, 8.75%, due 9/24/73, 144A (USD)[a,b]		8,635,000	9,843,900
JAPAN	0.7%
INSURANCE
LIFE/HEALTH INSURANCE	0.5%
Dai-ichi Life Insurance Co. Ltd., 5.10%, 144A (USD)[a,b]		2,800,000	2,859,500
Nippon Life Insurance Co., 4.70%, due 1/20/46, 144A (USD)[a,b]		2,400,000	2,409,000
Nippon Life Insurance Co., 5.10%, due 10/16/44, 144A (USD)[a,b]		3,800,000	3,933,000
			9,201,500
LIFE/HEALTH INSURANCE—FOREIGN	0.2%
Meiji Yasuda Life Insurance Co., 5.20%, due 10/20/45, 144A (USD)[a,b,d]		3,600,000	3,729,870
TOTAL JAPAN			12,931,370

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Principal Amount/Shares	Value
NETHERLANDS	0.8%
BANKS—FOREIGN	0.6%
Rabobank Nederland, 8.40% (USD)		2,000,000	$2,057,300
Rabobank Nederland, 11.00%, 144A (USD)[a,b]		8,120,000	9,573,886
			11,631,186
INSURANCE	0.2%
LIFE/HEALTH INSURANCE—FOREIGN	0.1%
Demeter BV (Swiss Re Ltd.), 5.75%, due 8/15/50 (USD)		2,200,000	2,215,510
MULTI-LINE—FOREIGN	0.1%
ING Groep N.V., 6.875% (USD)		2,000,000	2,014,888
TOTAL INSURANCE			4,230,398
TOTAL NETHERLANDS			15,861,584
SPAIN	0.1%
BANKS—FOREIGN
Banco Bilbao Vizcaya Argentaria SA, 9.00% (USD)		2,400,000	2,508,595
SWITZERLAND	0.9%
BANKS—FOREIGN	0.7%
Credit Suisse Group AG, 7.50%, 144A (USD)[b]		2,991,000	3,140,326
UBS Group AG, 6.875% (USD)		1,800,000	1,836,166
UBS Group AG, 7.125% (USD)		5,046,000	5,199,585
UBS Group AG, 7.125% (USD)		1,600,000	1,655,307
			11,831,384
INSURANCE—REINSURANCE—FOREIGN	0.2%
Aquarius + Investments PLC, 8.25% (USD)		4,000,000	4,259,860
TOTAL SWITZERLAND			16,091,244

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Principal Amount/Shares	Value
UNITED KINGDOM	2.8%
BANKS—FOREIGN
Barclays PLC, 7.875% (USD)		2,600,000	$2,636,010
Barclays PLC, 8.25% (USD)[a]		4,161,000	4,344,600
HBOS Capital Funding LP, 6.85% (USD)		2,400,000	2,440,104
HSBC Capital Funding LP, 10.176%, 144A (USD)[a,b]		9,750,000	14,405,625
HSBC Holdings PLC, 6.875% (USD)[a,d]		3,800,000	4,018,500
Lloyds Banking Group PLC, 7.50% (USD)		4,334,000	4,474,855
Nationwide Building Society, 10.25%		6,030,000	9,778,198
Royal Bank of Scotland Group PLC, 7.648% (USD)[a]		2,004,000	2,299,590
Royal Bank of Scotland Group PLC, 8.625% (USD)[a]		4,800,000	4,908,000
Standard Chartered PLC, 7.50%, 144A (USD)[b]		2,600,000	2,600,000
TOTAL UNITED KINGDOM			51,905,482
UNITED STATES	8.7%
BANKS	5.1%
AgriBank FCB, 6.875%[a]		37,000	3,935,875
Bank of America Corp., 6.10%, Series AA		1,013,000	1,019,838
Bank of America Corp., 6.30%, Series DDa		4,500,000	4,713,750
Bank of America Corp., 6.50%, Series Za		5,169,000	5,408,066
Citigroup, 6.125%, Series Ra		4,225,000	4,378,156
Citigroup, 6.25%, Series T		5,100,000	5,254,275
CoBank ACB, 6.25%, 144Aa,b		52,500	5,350,081
CoBank ACB, 6.25%, Series I		2,866,000	2,980,597
Farm Credit Bank of Texas, 6.75%, 144Aa,b		35,300	3,680,025
Farm Credit Bank of Texas, 10.00%, Series Ia		7,000	8,382,500
JPMorgan Chase & Co., 7.90%, Series Ia,d		12,220,000	12,669,085
JPMorgan Chase & Co., 6.75%, Series Sa		6,000,000	6,472,500
JPMorgan Chase & Co., 5.30%, Series Z		4,850,000	4,961,841
M&T Bank Corp., 5.125%, Series F		2,661,000	2,577,844
PNC Financial Services Group, 6.75%		3,000,000	3,232,500
US Bancorp, 5.125%, Series I		2,100,000	2,144,625
Wells Fargo & Co., 7.98%, Series Ka		8,250,000	8,631,562
Wells Fargo & Co., 5.875%, Series Ua		7,320,000	7,694,418
Wells Fargo Capital X, 5.95%, due 12/1/86		2,830,000	2,957,350
			96,444,888

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Principal Amount/Shares	Value
ELECTRIC	0.4%
INTEGRATED ELECTRIC	0.2%
Southern California Edison Co, 6.25%, Series E		4,150,000	$4,611,687
REGULATED ELECTRIC	0.2%
Southern Co./The, 5.50%, due 3/15/57, Series B		3,000,000	3,036,630
TOTAL ELECTRIC			7,648,317
FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.1%
National Rural Utilities Cooperative Finance Corp., 5.25%, due 4/20/46		1,764,000	1,840,965
FOOD	0.3%
Dairy Farmers of America, 7.875%, 144Aa,b,e		60,000	6,275,628
INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.8%
General Electric Co., 5.00%, Series Da,d		13,407,000	13,929,203
INSURANCE	1.3%
LIFE/HEALTH INSURANCE	1.0%
MetLife, 5.25%, Series C		5,200,000	5,278,000
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Aa,b		4,500,000	5,447,250
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Aa,b		6,500,000	8,856,250
			19,581,500
PROPERTY CASUALTY	0.3%
Liberty Mutual Group, 7.80%, due 3/7/37, 144Ab		4,500,000	5,073,750
TOTAL INSURANCE			24,655,250
INTEGRATED TELECOMMUNICATIONS SERVICES	0.7%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Aa,b		8,989	10,517,130
Frontier Communications Corp., 8.875%, due 9/15/20		2,000,000	2,137,500
			12,654,630
TOTAL UNITED STATES			163,448,881
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$301,924,092)			325,283,161

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares/Units	Value
SHORT-TERM INVESTMENTS	2.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40%[f]		54,700,000	$54,700,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$54,700,000)			54,700,000
TOTAL INVESTMENTS (Identified cost—$2,339,778,003)	143.8%		2,698,532,682
LIABILITIES IN EXCESS OF OTHER ASSETS	(43.8)		(821,841,340)
NET ASSETS (Equivalent to $22.00 per share based on 85,319,794 shares of common stock outstanding)	100.0%		$1,876,691,342

Glossary of Portfolio Abbreviations

HKD  Hong Kong Dollar

MLP  Master Limited Partnership

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged as collateral in connection with the Fund's credit agreement. $1,734,440,957 in aggregate has been pledged as collateral.

b  Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $159,148,510 or 8.5% of the net assets of the Fund, of which 0.3% are illiquid.

c  Non-income producing security.

d  A portion of the security has been rehypothecated in connection with the Fund's credit agreement. $774,229,526 in aggregate has been rehypothecated.

e  Illiquid security. Aggregate holdings equal 0.3% of the net assets of the Fund.

f  Rate quoted represents the annualized seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

Sector Summary	% of Managed Assets
Electric (Common)	24.7
Pipelines (Common)	13.7
Railways (Common)	9.7
Communications (Common)	8.3
Toll Roads (Common)	7.5
Gas Distribution (Common)	7.0
Banks (Preferred)	5.9
Airports (Common)	4.2
Banks—Foreign (Preferred)	3.9
Other	3.6
Water (Common)	3.3
Insurance (Preferred)	2.2
Utilities (Preferred)	1.2
Electric (Preferred)	1.0
Industrials (Preferred)	0.9
Marine Ports (Common)	0.7
Financial (Preferred)	0.7
Integrated Telecommunications Services (Preferred)	0.5
Real Estate (Preferred)	0.5
Diversified (Common)	0.5
100.0

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments in securities, at value[a] (Identified cost—$2,339,778,003)	$2,698,532,682
Cash	54,767,411
Foreign currency, at value (Identified cost—$64,652)	65,037
Receivable for:
Dividends and interest	12,320,638
Investment securities sold	1,141,483
Other assets	8,781
Total Assets	2,766,836,032
LIABILITIES:
Payable for:
Credit agreement	850,000,000
Dividends declared	37,328,677
Investment management fees	1,972,695
Interest expense	137,521
Administration fees	88,766
Directors' fees	726
Other liabilities	616,305
Total Liabilities	890,144,690
NET ASSETS	$1,876,691,342
NET ASSETS consist of:
Paid-in capital	$1,476,575,248
Dividends in excess of net investment income	(552,003)
Accumulated undistributed net realized gain	42,088,482
Net unrealized appreciation	358,579,615
$1,876,691,342
NET ASSET VALUE PER SHARE:
($1,876,691,342 ÷ 85,319,794 shares outstanding)	$22.00
MARKET PRICE PER SHARE	$19.36
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(12.00)%

a  Includes $774,229,526 which has been rehypothecated in connection with the Fund's credit agreement, as described in Note 6.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

Investment Income:
Dividend income (net of $3,078,761 of foreign withholding tax)	$83,710,064
Interest income	18,277,485
Rehypothecation income	180,462
Total Investment Income	102,168,011
Expenses:
Investment management fees	24,038,921
Interest expense	16,421,565
Administration fees	1,441,207
Shareholders reporting expenses	469,121
Custodian fees and expenses	383,838
Professional fees	154,114
Directors' fees and expenses	141,526
Line of credit fees	56,414
Transfer agent fees and expenses	22,510
Miscellaneous	259,142
Total Expenses	43,388,358
Net Investment Income (Loss)	58,779,653
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	106,460,269
Foreign currency transactions	283,567
Net realized gain (loss)	106,743,836
Net change in unrealized appreciation (depreciation) on:
Investments	(10,772,112)
Foreign currency translations	(214)
Net change in unrealized appreciation (depreciation)	(10,772,326)
Net realized and unrealized gain (loss)	95,971,510
Net Increase (Decrease) in Net Assets Resulting from Operations	$154,751,163

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change in Net Assets:
From Operations:
Net investment income (loss)	$58,779,653	$57,721,313
Net realized gain (loss)	106,743,836	147,206,106
Net change in unrealized appreciation (depreciation)	(10,772,326)	(374,729,359)
Net increase (decrease) in net assets resulting from operations	154,751,163	(169,801,940)
Dividends and Distributions to Shareholders from:
Net investment income	(53,096,105)	(61,505,098)
Net realized gain	(120,444,355)	(75,190,637)
Total dividends and distributions to shareholders	(173,540,460)	(136,695,735)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	—	(8,340,715)
Total increase (decrease) in net assets	(18,789,297)	(314,838,390)
Net Assets:
Beginning of year	1,895,480,639	2,210,319,029
End of year[a]	$1,876,691,342	$1,895,480,639

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $552,003 and $27,826,183, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2016

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$154,751,163
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(1,399,771,373)
Proceeds from sales and maturities of long-term investments	1,547,315,122
Net purchases, sales and maturities of short-term investments	(35,500,000)
Net amortization of premium on investments	691,529
Net increase in dividends and interest receivable and other assets	(628,693)
Net increase in interest expense payable, accrued expenses and other liabilities	227,898
Net change in unrealized depreciation on investments	10,772,112
Net realized gain on investments	(106,460,269)
Cash provided by operating activities	171,397,489
Cash Flows from Financing Activities:
Dividends and distributions paid	(138,166,448)
Increase (decrease) in cash	33,231,041
Cash at beginning of year (including foreign currency)	21,601,407
Cash at end of year (including foreign currency)	$54,832,448

Supplemental Disclosure of Cash Flow Information and Non-Cash Activities:

During the year ended December 31, 2016, interest paid was $16,373,295.

During the year ended December 31, 2016, as part of an exchange offer from one of the Fund's investments, the Fund received shares of a new security valued at $6,510,329, resulting in a realized gain of $74,070.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2016	2015	2014	2013	2012
Net asset value, beginning of year	$22.22	$25.79	$23.43	$20.58	$17.86
Income (loss) from investment operations:
Net investment income (loss)	0.69 [a]	0.68 [a]	0.72 [a]	0.61 [a]	0.80
Net realized and unrealized gain (loss)	1.12	(2.66)	3.12	3.67 [b]	3.36
Total from investment operations	1.81	(1.98)	3.84	4.28	4.16
Less dividends and distributions to shareholders from:
Net investment income	(0.62)	(0.72)	(0.69)	(0.71)	(0.92)
Net realized gain	(1.41)	(0.88)	(0.79)	(0.73)	—
Return of capital	—	—	—	—	(0.52)
Total dividends and distributions to shareholders	(2.03)	(1.60)	(1.48)	(1.44)	(1.44)
Anti-dilutive effect from the repurchase of shares	—	0.01	—	0.01	—
Net increase (decrease) in net asset value	(0.22)	(3.57)	2.36	2.85	2.72
Net asset value, end of year	$22.00	$22.22	$25.79	$23.43	$20.58
Market value, end of year	$19.36	$19.08	$22.72	$20.60	$18.75
Total net asset value return[c]	9.22%	–6.85%	17.27%	22.30%	24.65%
Total market value return[c]	11.93%	–9.21%	17.51%	18.02%	28.37%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,
Ratios/Supplemental Data:	2016	2015	2014	2013	2012
Net assets, end of year (in millions)	$1,876.7	$1,895.5	$2,210.3	$2,007.7	$1,769.4
Ratio of expenses to average daily net assets (before expense reduction)	2.19%	2.11%	2.01%	2.23%	2.07%
Ratio of expenses to average daily net assets (net of expense reduction)	2.19%	2.11%	2.01%	2.23%	2.06%
Ratio of expenses to average daily net assets (excluding interest expense)	1.36%	1.35%	1.30%	1.42%	1.44%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	2.97%	2.73%	2.78%	2.77%	4.34%
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	2.97%	2.73%	2.78%	2.77%	4.35%
Ratio of expenses to average daily managed assets (before expense reduction)[d]	1.53%	1.50%	1.46%	1.57%	1.40%
Ratio of expenses to average daily managed assets (net of expense reduction)[d]	1.53%	1.50%	1.46%	1.57%	1.38%
Portfolio turnover rate	51%	58%	33%	58%	49%
Credit Agreement
Asset coverage ratio for credit agreement	321%	323%	360%	336%	321%
Asset coverage per $1,000 for credit agreement	$3,208	$3,230	$3,600	$3,362	$3,212

a  Calculation based on average shares outstanding.

b  Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.65 and the total return on an NAV basis would have been 22.23%.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified closed-end management investment company. The Fund's investment objective is total return with emphasis on income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of December 31, 2016, there were $546,630,759 of securities transferred from Level 2 to Level 1, which resulted from the Fund not utilizing foreign equity pricing procedures as of December 31, 2016.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$2,166,937,234	$2,166,937,234	$—	$—
Preferred Securities— $25 Par Value:
United States	148,781,274	142,673,840	6,107,434	—
Other Countries	2,831,013	2,831,013	—	—
Preferred Securities— Capital Securities:
United States	163,448,881	—	157,173,253	6,275,628
Other Countries	161,834,280	—	161,834,280	—
Short-Term Investments	54,700,000	—	54,700,000	—
Total Investments[a]	$2,698,532,682	$2,312,442,087	$379,814,967	$6,275,628	[b]

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

b  Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— United States
Balance as of December 31, 2015	$6,313,128
Change in unrealized appreciation (depreciation)	(37,500)
Balance as of December 31, 2016	$6,275,628

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2016 which were valued using significant unobservable inputs (Level 3) amounted to $(37,500).

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. On September 15, 2016, the Board of Directors of the Fund approved a change in the frequency of the Fund's cash distributions to shareholders from quarterly to monthly, effective October 1, 2016. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

This Fund has a managed distribution policy in accordance with exemptive relief issued by the Securities and Exchange Commission. This policy gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the relief, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year. For the year ended December 31, 2016, the Fund paid distributions from net investment income and net realized capital gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2016, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings, used for leverage, outstanding.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily managed assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund up to $1 billion, 0.04% of the average daily managed assets of the Fund in excess of $1 billion and up to $1.5 billion and 0.02% of the average daily managed assets of the Fund in excess of $1.5 billion. For the year ended December 31, 2016, the Fund incurred $1,065,622 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $34,087 for the year ended December 31, 2016.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2016, totaled $1,397,406,300 and $1,543,507,781 respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2016	2015
Ordinary income	$53,096,105	$61,505,098
Long-term capital gain	120,444,355	75,190,637
Total dividends and distributions	$173,540,460	$136,695,735

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2016, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$2,345,187,375
Gross unrealized appreciation	$401,633,630
Gross unrealized depreciation	(48,288,323)
Net unrealized appreciation (depreciation)	$353,345,307
Undistributed long-term capital gains	$46,911,251

During the year ended December 31, 2016, the Fund utilized net capital loss carryforwards of $21,058,495.

As of December 31, 2016, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, passive foreign investment companies and partnership investments and permanent book/tax differences primarily attributable to foreign currency transactions, certain fixed income securities, partnership investments and prior year distribution adjustments. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $590,127, accumulated undistributed net realized gain was credited $33,471,607 and dividends in excess of net investment income was charged $34,061,734. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

During the years ended December 31, 2016 and December 31, 2015, the Fund did not issue shares of common stock for the reinvestment of dividends.

On December 6, 2016, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Shares Repurchase Program) from January 1, 2017, through the fiscal year ended December 31, 2017.

During the year ended December 31, 2016, the Fund did not effect any repurchases. During the year ended December 31, 2015, the Fund repurchased 368,604 Treasury shares of its common stock at an average price of $22.63 per share (including brokerage commissions) at a weighted average discount of 12.7%. These repurchases, which had a total cost of $8,340,715, resulted in an increase of $0.01 to the Fund's net asset value per share.

Note 6. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $850,000,000. The Fund also pays a fee of 0.55% per annum on any unused

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days' notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

On February 24, 2015, the Fund entered into an amendment to the credit agreement in order to extend the term length of the 5-year, 6-year and 7-year fixed rate tranches of the credit agreement by three years to 2020, 2021 and 2022, respectively. The new rates will increase and become effective upon maturity date of the current fixed rate tranches. In connection with the extension, the Fund paid an arrangement fee based on the aggregate fixed rate financing amount.

As of December 31, 2016, the Fund had outstanding borrowings of $850,000,000 at a weighted average rate of 1.9%. During the year ended December 31, 2016, the Fund borrowed an average daily balance of $850,000,000 at a weighted average borrowing cost of 1.9%. As of December 31, 2016, the aggregate value of rehypothecated securities, which are reflected as part of investments in securities on the Statement of Assets and Liabilities, was $774,229,526. The value of the outstanding borrowings under the credit agreement exceeded the value of the rehypothecated securities at December 31, 2016. During the year ended December 31, 2016, the Fund earned $180,462 in fees from rehypothecated securities.

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund's investments in foreign securities will be subject to foreign currency risk, which means that the Fund's NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund's foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, over-the-counter (OTC) trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments of emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Master Limited Partnership Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of historically low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company's capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Credit and Below Investment Grade Securities Risk: Lower-rated securities, or equivalent unrated securities, which are commonly known as "high-yield bonds" or "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, country instability, infectious disease epidemics, market instability, debt crises and downgrades, the potential exit of a country from its respective union and related geopolitical events may result in market volatility and may leave long lasting impacts on both the U.S. and worldwide financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments. The June 2016 vote in the United Kingdom (UK) calling for the exit of the UK from the European Union (referred to as Brexit), may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. An economic recession in the UK, or in a European Union member country, may have significant adverse economic effect on the economies of the affected country and its trading partners, which may include some or all of the European countries in which the Fund invests. The strengthening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund's investments denominated in non-U.S. dollar currencies. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. or global securities markets.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission's (SEC) proposed rules governing the use of derivatives by registered investment companies, the Department of Labor's (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the SEC's final rules and amendments to modernize the reporting and disclosure (Modernization) could, among other things, restrict and/or increase the cost of the Fund's ability to engage in transactions and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities domestic and foreign have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 8. New Accounting Guidance

In August 2016, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update No. 2016-15, "Statement of Cash Flows (Topic 230), a consensus of the FASB's Emerging Issues Task Force" (ASU 2016-15). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017.

In November 2016, the FASB issued a new Accounting Standards Update No. 2016-18, "Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB's Emerging Issues Task Force" (ASU 2016-18). ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017.

In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the rule is effective for financial statements filed with the SEC on or after August 1, 2017.

Management is currently evaluating the impact the adoption of this guidance will have on the Fund's financial statements and does not expect any impact to the Fund's net assets or results of operations.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2016 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of the
Cohen & Steers Infrastructure Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Cohen & Steers Infrastructure Fund, Inc. (the "Fund") as of December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 27, 2017

COHEN & STEERS INFRASTRUCTURE FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended December 31, 2016) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (3/30/04)	One Year	Five Years	Ten Years	Since Inception (3/30/04)
9.22%	12.70%	6.27%	9.60%	11.93%	12.58%	6.51%	8.11%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. During certain periods presented above, the investment manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

TAX INFORMATION—2016 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $53,096,105. Additionally, 62.44% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the Fund designates a long-term capital gain distribution of $120,444,355 at the 20% maximum rate.

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan (the Plan). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains (Dividends) automatically reinvested in additional common shares by Computershare as agent (the Plan Agent). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value (NAV) per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that

COHEN & STEERS INFRASTRUCTURE FUND, INC.

date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the Purchase Period), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs,

COHEN & STEERS INFRASTRUCTURE FUND, INC.

the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment manager, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment manager, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of CSCM since 2003 and CNS since 2004. Prior to that, Chairman of CSCM; Vice President of Cohen & Steers Securities, LLC.	22	Since 1991
Joseph M. Harvey 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	22	Since 2014

  (table continued on next page)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors
Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	Since 2011
Bonnie Cohen 1942	Director	Until Next Election of Directors	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries from 2004 to 2014.	22	Since 2001
George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	22	Since 1993

  (table continued on next page)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Dean Junkans 1959	Director	Until Next Election of Directors

C.F.A.; Adjunct Professor and Executive-In-Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; Formerly, Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; Formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				22	Since 2015
Richard E. Kroon 1942	Director	Until Next Election of Directors	Former member of Investment Committee, Monmouth University since 2004 to 2016; Formerly, Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001; Formerly, Director of the National Venture Capital Association from 1997 to 2000, and Chairman for the year 2000.	22	Since 2004

  (table continued on next page)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from June 2012 to June 2016; member, Council of the American Institute of Certified Public Accountants (AICPA); member, Board of Trustees of AICPA Foundation.	22	Since 2015
Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School since 2014; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	22	Since 2015
Richard J. Norman 1943	Director	Until Next Election of Directors	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	22	Since 2001

  (table continued on next page)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross 1943	Director	Until Next Election of Directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	22	Since 2004
C. Edward Ward, Jr. 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014; Formerly, Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	22	Since 2004

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS INFRASTRUCTURE FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005
Robert S. Becker 1969	Vice President	Senior Vice President of CSCM since 2003.	Since 2003
Benjamin Morton 1974	Vice President	Senior Vice President of CSCM since 2003.	Since 2004
William F. Scapell 1968	Vice President	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2003.	Since 2003
Tina M. Payne 1974	Secretary and Chief Legal Officer	Senior Vice President and Associate General Counsel of CSCM since 2010.	Since 2007
James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since January 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006
Albert Laskaj 1977	Treasurer	Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013. Vice President of Legg Mason from 2008 to 2013 and Treasurer of certain mutual funds since 2010.	Since 2015
Lisa D. Phelan 1968	Chief Compliance Officer

Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Robert S. Becker
Vice President

Benjamin Morton
Vice President

William F. Scapell
Vice President

Yigal D. Jhirad
Vice President

Tina M. Payne
Secretary and Chief Legal Officer

James Giallanza
Chief Financial Officer

Albert Laskaj
Treasurer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: UTF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

Stop traditional mail delivery; receive your shareholder reports and prospectus online.

Sign up at cohenandsteers.com

UTFAR

Annual Report December 31, 2016

Cohen & Steers Infrastructure Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant amended the Code of Ethics during the reporting period to expand on how covered officers should handle conflicts of interest.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_ Officers_of_the_Funds.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark, Gerald J. Maginnis and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert.” Mr. Clark, Mr. Maginnis and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)         — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2016	2015
Audit Fees	$54,300	$54,300
Audit-Related Fees	$0	$0
Tax Fees	$15,100	$15,100
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns and the computation of corporate and franchise tax amounts.

(e)(1)      The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)      No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2016	2015
Registrant	$15,100	$15,100
Investment Advisor	$0	$0

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Michael G. Clark, Bonnie Cohen, George Grossman and Gerald J. Maginnis.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios.  All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures.

A.                                    General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance.  Cohen & Steers has three overall objectives in exercising voting rights:

•                  Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•                  Rationalizing Management and Shareholder Concerns.  Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

•                  Shareholder Communication.  Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•                  The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•                  In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•                  Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•                  In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the constructive owner of the securities.

•                  To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•                  Voting rights shall not automatically be exercised in favor of management-supported proposals.

•                  Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•                  Prudence.  In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•                  Third Party Views.  While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•                  Shareholder Value.  Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative.  For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, we consider the following factors:

•                  Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•                  Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•                  Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•                  Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•                  Whether the nominee is the Chairman or CEO of a publicly-traded company who serves on more than two public boards;

•                  Whether the nominee serves on more than four public company boards;

•                  If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended in local corporate governance codes(1);

•                  Whether the nominee has a material related party transaction or is believed by us to have a material conflict of interest with the portfolio company;

•                  Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

•                  Material failures of governance, stewardship, risk oversight(2), or fiduciary responsibilities at the company

•                  Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•                  Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives;

(1)  For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine years are reclassified as non-independent unless the company can explain why they remain independent.

(2)  Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by the employees or directors of a company; or significant pledging of company stock in the aggregate by the officers and directors of a company.

•                  Failure to replace management as appropriate; and

•                  Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proxy Access

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving.  However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.  We vote on a case-by-case basis considering the proxy access terms in light of a company’s specific circumstances and we may support proxy access proposals when management and boards have displayed a lack of shareholder accountability.  Director candidates nominated pursuant to proxy access will be considered in accordance with the contested election guidelines below.

Proxy Contests

Director Nominees in a Contested Election

By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis. In the absence of compelling reasons, Cohen & Steers will generally not support such proposals.

Ratification of Auditors

We vote for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:

•                  an auditor has a financial interest in or association with the company, and is therefore not independent;

•                  there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•                  the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company in a timely manner prior to the meeting;

•                  the auditors are being changed without explanation; or

•                  fees paid for non-audit related services are excessive and/or exceed limits set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events; initial public offerings; bankruptcy emergence, and spinoffs; and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.

We vote on a case-by-case basis on auditor rotation proposals.  Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

Generally, we vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, Cohen & Steers opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are our guidelines on change of control issues:

Shareholder Rights Plans

We acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.

We review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights

Generally, we vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.  We support the one-share, one-vote principle for voting.

Classified Boards

We generally vote in favor of shareholder proposals to declassify a board of directors, although we acknowledge that a classified board may be in the long-term best interests of the shareholders of a company in certain situations, such as continuity of a strong board and management team or for certain types of companies.  In voting on shareholder proposals to declassify a board of directors, we evaluate all facts and circumstances surrounding such proposal, including whether: (i) the current management and board have a track record of making good corporate or strategic decisions, (ii) the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the shareholders of the company, or (iii) it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting

Having the ability to cumulate our votes for the election of directors — that is, cast more than one vote for a director about whom they feel strongly — generally increases shareholders’ rights to effect change in the management of a corporation. However, we acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders.  In voting on proposals to institute cumulative voting, we therefore evaluate all facts and circumstances surrounding such proposal and we generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.

Shareholder Ability to Call Special Meeting

Cohen & Steers votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.

Shareholder Ability to Act by Written Consent

We generally vote against proposals to allow or facilitate shareholder action by written consent.  The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board

We generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While we recognize the importance of such proposals, we are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees

Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Independent Chairman

We review on a case-by-case basis proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the company’s current board leadership and governance structure; company performance, and any other factors that may be applicable.

Separate Chairman and CEO Role

We will generally vote for proposals looking to separate the CEO and Chairman roles.  We do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined or the Chairman is not independent, we will vote for the appointment of a lead independent director and for regular executive sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors

We vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees

We vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements

We support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Director and Officer Indemnification and Liability Protection

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed.  We vote in favor of proposals providing indemnification for directors and officers with respect to acts conducted in the normal course of business.  We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company and the director or officers’ legal expenses are covered.  We vote against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are more serious violations of fiduciary obligations.

Board Size

We generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard

We generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders..

Supermajority Vote Requirements

We generally support proposals that seek to lower super-majority voting requirements

Disclosure of Board Nominees

We generally vote against the election of directors at companies if the names of the director nominees are not disclosed in a timely manner prior to the meeting.  However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing nominee names. In such a rare case, if a company discloses a legitimate reason why such nominee names should not be disclosed, we may vote for the nominees even if nominee names are not disclosed in a timely manner.

Disclosure of Board Compensation

We generally vote against the election of directors at companies if the compensation paid to such directors is not disclosed in a timely manner prior to the meeting.  However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing such compensation information. In such a rare case, if a company discloses a legitimate reason why such compensation should not be disclosed, we may vote for the nominees even if compensation is not disclosed in a timely manner.

Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We also vote for management proposals to adopt confidential voting.

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances where the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals.  If the combined effect is positive, we support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.

Date/Location of Meeting

We vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient.

Open-end requests for adjournment of a shareholder meeting generally will not be supported.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents

We vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Other Business

Cohen & Steers will generally vote against proposals to approve other business where we cannot determine the exact nature of the proposal to be voted on.

Capital Structure

Increase Additional Common Stock

We generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•                  creates a blank check preferred stock; or

•                  establishes classes of stock with superior voting rights.

Blank Check Preferred Stock

Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  We may vote in favor of this type of proposal when we receive assurances to our reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to Cohen & Steers.

Pre-emptive Rights

We believe that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution.  Further, we believe that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, we do not believe that pre-emptive rights are necessary and as such, we generally vote for the issuance of equity shares without pre-emptive rights. On a limited basis, we will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company’s shareholders.

We acknowledge that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights).  While we would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, we will approve issuance requests with pre-emptive rights.

Dual Class Capitalizations

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations

We review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis.  In voting, we consider the following issues:

•                  dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•                  change in control—will the transaction result in a change in control of the company?

•                  bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Boards may institute share repurchase or stock buy-back programs for a number of reasons. Cohen & Steers will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Executive Compensation (“Say on Pay”)

Votes regarding shareholder “say on pay” are determined on a case-by-case basis.  Generally, we believe that executive compensation should be tied to the long-term performance of the executive and the company both in absolute and relative to the peer group.  We therefore monitor the compensation practices of portfolio companies to determine whether compensation to these executives is commensurate to the company’s total shareholder return (TSR) (i.e., we generally expect companies that pay their executives at the higher end of the pay range to also be performing commensurately well).

Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•                  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•                  Excessive perquisites or tax gross-ups;

•                  New or extended agreements that provide for:

•                  Change in Control (“CIC”) payments exceeding 3 times base salary and bonus;

•                  CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•                  CIC payments with excise tax gross-ups (including “modified” gross-ups).

Also, we generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

We generally vote for annual advisory votes on compensation as we note that executive compensation is also evaluated on an annual basis by the company’s compensation committee.

Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated in three pillars:

•                  Plan Cost:  The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•            SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•            SVT based only on new shares requested plus shares remaining for future grants.

•                  Plan Features:

•            Automatic single-triggered award vesting upon CIC;

•            Discretionary vesting authority;

•            Liberal share recycling on various award types;

•            Minimum vesting period for grants made under the plan.

•                  Grant Practices:

•            The company’s three year burn rate relative to its industry/market cap peers;

•            Vesting requirements in most recent CEO equity grants (3-year look-back);

•            The estimated duration of the plan based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years;

•            The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•            Whether the company maintains a claw-back policy;

•            Whether the company has established post exercise/vesting share-holding requirements.

We will generally vote against the plan proposal if the combination of factors indicates that the plan is not, overall, in the shareholders’ interest, or if any of the following apply:

•                  Awards may vest in connection with a liberal CIC;

•                  The plan would permit repricing or cash buyout of underwater options without shareholder approval;

•                  The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

•                  Any other plan features that are determined to have a significant negative impact on shareholder interests.

Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

Reload/Evergreen Features

We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes

In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In particular, we oppose the use of employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) and generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

We vote on a case-by-case basis on proposals to approve the company’s golden parachute compensation. Features that may lead to a vote against include:

•                  Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));

•                  Agreements that include excessive excise tax gross-up provisions;

•                  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•                  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•                  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•                  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•                  The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans

We support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing

We vote for shareholder proposals to expense fixed-price options.

Vesting

We believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing

Stock options generally should not be re-priced, and never should be re-priced without shareholder approval.  In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater.  Cohen & Steers will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses

We generally vote for shareholder proposals to recoup incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of incentive compensation.

Incorporation

Reincorporation Outside of the United States

Generally, we will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, we review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.

Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company.  This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others.  We generally vote against proposals to adopt such charter provisions.  We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name

We vote for changing the corporate name.

Shareholder Rights

Our position on the rights of shareholders is as follows:

•                  Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.

•                  Shareholders are entitled to submit questions to company management.

•                  Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.

•                  Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.

Environmental and Social Issues

We recognize that the companies in which we invest can enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility.  Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis.

All such proposals are scrutinized based on whether they contribute to the creation of shareholder value, are reasonable and relevant, and provide adequate disclosure of key issues to shareholders.  When evaluating social and environmental shareholder proposals, we consider the following factors (in the order of importance as set forth below):

•                  The financial implications of the proposal, including whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;

•                  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action, as many social and environmental issues are more properly the province of government and broad regulatory action;

•                  Whether the subject of the proposal is best left to the discretion of the board;

•                  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•                  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•                  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•                  Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•                  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•                  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of March 9, 2017, is set forth below.

William F. Scapell • Vice President	Executive Vice President of C&S since 2014. Prior to that, Senior Vice President of C&S since 2003.

• Portfolio manager since inception

Robert Becker	Senior Vice President of C&S since 2003.

• Vice president

• Portfolio manager since inception

Ben Morton	Senior Vice President of C&S since 2003.

• Vice president

• Portfolio manager since 2009

Elaine Zaharis-Nikas • Vice President	Senior Vice President of C&S since 2014. Prior to that, Vice President of C&S since 2003.

• Portfolio manager since 2012

C&S utilizes a team-based approach in managing the registrant. Mr. Becker and Mr. Morton direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team. Mr. Scapell and Ms. Zaharis-Nikas manage the registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of

December 31, 2016, the number of other accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage. One (1) of the 11 other accounts managed by Mr. Becker, with total assets of $118,147,453 million, is subject to performance-based fees. One (1) of the 11 other accounts managed by Mr. Morton, with total assets of $118,147,453 million, is subject to performance-based fees.

	Number of accounts	Total assets
William F. Scapell

• Registered investment companies	9	$12,056,056,666

• Other pooled investment vehicles	5	$11,813,578,925

• Other accounts	13	$1,955,178,905

	Number of accounts	Total assets
Robert Becker

• Registered investment companies	5	$1,214,143,022

• Other pooled investment vehicles	10	$1,023,183,378

• Other accounts	11	$1,985,447,691

	Number of accounts	Total assets
Ben Morton

• Registered investment companies	5	$1,214,143,022

• Other pooled investment vehicles	10	$1,023,183,378

• Other accounts	11	$1,985,447,691

	Number of accounts	Total assets
Elaine Zaharis-Nikas

• Registered investment companies	6	$8,397,251,407

• Other pooled investment vehicles	3	$535,501,770

• Other accounts	11	$1,507,488,127

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2016:

Dollar Range of Securities Owned
William F. Scapell	None
Robert Becker	$10,001—$50,000
Ben Morton	$10,001-$50,000
Elaine Zaharis-Nikas	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Advisor and its affiliated companies (the “CNS Accounts”).  Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts.  It is the policy of the Advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts.  The Advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts.  For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading.  As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order.  Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known.  In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts.  In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the Advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of the Advisor’s parent, CNS. The Advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Advisor’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. The Advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the FTSE Global Core Infrastructure 50/50 Net Tax Index, the BofA Merrill Lynch Fixed Rate Preferred Index, the S&P 500 Index and other broad based indexes based on the asset classes managed by each portfolio manager.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time.  Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Advisor has two funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS. While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza
Title: Chief Financial Officer
(Principal Financial Officer)

Date: March 9, 2017